                        NATIONWIDE LIFE INSURANCE COMPANY

                       Deferred Variable Annuity Contracts

   Issued by Nationwide Life Insurance Company through its Nationwide Variable
                                   Account-5

                   The date of this prospectus is May 1, 2000.

--------------------------------------------------------------------------------

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful to many investors in meeting long-term savings and retirement needs. There are, however, costs and charges associated with some of these unique benefits - costs and charges that do not exist or are not present with other investment products. With help from financial consultants or advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus with those of other investment products, including other variable annuity or variable life insurance products offered by Nationwide Life Insurance Company and its affiliates. This process will aid in determining whether the purchase of the contract described in this prospectus is consistent with an individual's goals, risk tolerance, time horizon, marital status, tax situation, and other personal characteristics and needs.


THIS PROSPECTUS CONTAINS BASIC INFORMATION YOU SHOULD KNOW ABOUT THE CONTRACTS BEFORE INVESTING. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

The following underlying mutual funds are available under the contracts:

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS

   -     American Century VP Advantage
   -     American Century VP Balanced

DREYFUS
   -     Dreyfus Stock Index Fund, Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   -     VIP Equity-Income Portfolio

NATIONWIDE SEPARATE ACCOUNT TRUST
   -     Government Bond Fund
   -     Money Market Fund
   -     Total Return Fund

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
   -     AMT Balanced Portfolio

THE FOLLOWING UNDERLYING MUTUAL FUND IS NOT AVAILABLE IN CONNECTION WITH CONTRACTS FOR WHICH GOOD ORDER APPLICATIONS ARE (OR WERE) RECEIVED ON OR AFTER SEPTEMBER 27, 1999:

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS
   -     American Century VP Capital Appreciation

Purchase payments not invested in the underlying mutual fund options of the Nationwide Variable Account-5 may be allocated to the fixed account.

The Statement of Additional Information (dated May 1, 2000) which contains additional information about the contracts and the variable account, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The table of contents for the Statement of Additional Information is on page 48.

For general information or to obtain FREE copies of the:
   -     Statement of Additional Information;
   - prospectus, annual report or semi-annual report for any underlying mutual fund; or
   -     required Nationwide forms,
call:           1-800-321-9332
        TDD     1-800-238-3035

or write:

       NATIONWIDE LIFE INSURANCE COMPANY
       P.O. BOX 182008
       COLUMBUS, OHIO 43218-2008

The Statement of Additional Information and other material incorporated by reference can be found on the SEC website at:
                                   www.sec.gov

INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY CITIBANK OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

Investors assume certain risks when investing in the contracts, including the possibility of losing money.

These contracts are offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of Nationwide.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



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GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT- An accounting unit of measure used to calculate the contract value allocated to the variable account before the annuitization date.

ANNUITIZATION DATE- The date on which annuity payments begin.

ANNUITY COMMENCEMENT DATE- The date on which annuity payments are scheduled to begin. This date may be changed by the contract owner with Nationwide's consent.

ANNUITY UNIT- An accounting unit of measure used to calculate the variable annuity payments.

CONTRACT VALUE- The total of all accumulation units in a contract plus any amount held in the fixed account.

CONTRACT YEAR- Each year the contract is in force beginning with the date the contract is issued.

ERISA- The Employee Retirement Income Security Act of 1974, as amended.

FIXED ACCOUNT- An investment option that is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

INDIVIDUAL RETIREMENT ACCOUNT- An account that qualifies for favorable tax treatment under Section 408(a) of the Internal Revenue Code, but does not include Roth IRAs.

INDIVIDUAL RETIREMENT ANNUITY- An annuity contract that qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code, but does not include Roth IRAs or Simple IRAs.

NATIONWIDE- Nationwide Life Insurance Company.

NON-QUALIFIED CONTRACT- A contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple IRA, or Tax Sheltered Annuity.

QUALIFIED PLANS- Retirement plans which receive favorable tax treatment under
Section 401 or 403(a) of the Internal Revenue Code.

ROTH IRA- An annuity contract which qualifies for favorable tax treatment under
Section 408A of the Internal Revenue Code.

SEP IRA- An annuity contract which qualifies for favorable tax treatment under
Section 408(k) of the Internal Revenue Code.

SUB-ACCOUNTS- Divisions of the variable account for which accumulation units and annuity units are separately maintained - each sub-account corresponds to a single underlying mutual fund.

TAX SHELTERED ANNUITY- An annuity that qualifies for favorable tax treatment under Section 403(b) of the Internal Revenue Code.

VALUATION PERIOD- Each day the New York Stock Exchange is open for business.

VARIABLE ACCOUNT- Nationwide Variable Account-5, a separate account of Nationwide that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.



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TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS..........................

SUMMARY OF STANDARD CONTRACT
     EXPENSES......................................

UNDERLYING MUTUAL FUND ANNUAL
     EXPENSES......................................

EXAMPLE............................................

SYNOPSIS OF THE CONTRACTS..........................

FINANCIAL STATEMENTS...............................

CONDENSED FINANCIAL INFORMATION....................

NATIONWIDE LIFE INSURANCE COMPANY..................

NATIONWIDE INVESTMENT SERVICES
CORPORATION........................................

TYPES OF CONTRACTS.................................

INVESTING IN THE CONTRACT..........................
     The Variable Account and Underlying Mutual Funds
     The Fixed Account

STANDARD CHARGES AND DEDUCTIONS....................
     Contract Maintenance Charge
     Mortality and Expense Risk Charges
     Administration Charge
     Contingent Deferred Sales Charge
     Premium Taxes

CONTRACT OWNERSHIP.................................
     Contingent Ownership
     Beneficiary and Contingent Beneficiary

OPERATION OF THE CONTRACT..........................
     Minimum Initial and Subsequent Purchase Payments
     Pricing
     Allocation of Purchase Payments
     Determining the Contract Value
     Transfers Prior to Annuitization
     Transfers After Annuitization
     Transfer Requests

RIGHT TO REVOKE....................................

SURRENDER (REDEMPTION).............................
Surrenders Under a Qualified Contract or Tax
     Sheltered Annuity
LOAN PRIVILEGE.....................................
     Minimum and Maximum Loan Amounts
     Loan Processing Fee
     How Loan Requests are Processed
     Interest
     Loan Repayment
     Distributions and Annuity Payments
     Transferring the Contract
     Grace Period and Loan Default

ASSIGNMENT.........................................

CONTRACT OWNER SERVICES............................
     Asset Rebalancing
     Dollar Cost Averaging
     Systematic Withdrawals

ANNUITY COMMENCEMENT DATE..........................

ANNUITIZING THE CONTRACT...........................
     Annuitization Date
     Annuitization
     Fixed Payment Annuity
     Variable Payment Annuity
     Assumed Investment Rate
     Value of an Annuity Unit
     Exchanges among Underlying Mutual Funds
     Frequency and Amount of Annuity Payments
     Annuity Payment Options

DEATH BENEFITS.....................................
     Death of Contract Owner - Non-Qualified Contracts
     Death of Annuitant - Non-Qualified Contracts
     Death of Contract Owner/Annuitant
     How the Death Benefit Value is Determined
     Death Benefit Payment
     Death Benefit Payment for New York and North Carolina

REQUIRED DISTRIBUTIONS.............................
     Required Distributions for Non-Qualified
        Contracts
     Required Distributions for Qualified Plans
        or Tax Sheltered Annuities
     Required Distributions for Individual
        Retirement Annuities or SEP IRAs

     Required Distributions for Roth IRAs

FEDERAL TAX CONSIDERATIONS.........................
     Federal Income Taxes
     Withholding
     Non-Resident Aliens
     Federal Estate, Gift, and Generation Skipping Transfer Taxes
     Charge for Tax
     Diversification
     Tax Changes

STATEMENTS AND REPORTS.............................

LEGAL PROCEEDINGS..................................

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

ADVERTISING AND SUB-ACCOUNT PERFORMANCE
     SUMMARY.......................................

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS.

APPENDIX B: CONDENSED FINANCIAL INFORMATION........





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

SUMMARY OF CONTRACT EXPENSES


The expenses listed below are charged to all contract owners unless the contract owner meets an available exception under the contract.

CONTRACT OWNER TRANSACTION EXPENSES

Maximum Contingent Deferred Sales
Charge ("CDSC") (as a percentage of
of purchase payments).........................7%(1)

Range of CDSC over time:

NUMBER OF COMPLETED YEARS FROM            CDSC
   DATE OF PURCHASE PAYMENT            PERCENTAGE

               0                           7%

               1                           6%

               2                           5%

               3                           4%

               4                           3%

               5                           2%

               6                           1%

               7                           0%


(1) During the first contract year, the contract owner may withdraw without a CDSC any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

     Starting with the second contract year after a purchase payment has been made, the contract owner may withdraw without a CDSC the greater of:

     a) an amount equal to 10% of that purchase payment; or

     b) any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

This free withdrawal privilege is non-cumulative. Free amounts not taken during any given contract year cannot be taken as free amounts in a subsequent contract year (see "Contingent Deferred Sales Charge").

Withdrawals may be restricted for contracts issued as Tax Sheltered Annuities or Qualified Plans.



MAXIMUM ANNUAL CONTRACT
MAINTENANCE CHARGE.............................$30(2)

VARIABLE ACCOUNT CHARGES(3)
(as a percentage of daily net assets of the variable account)

Mortality and Expense Risk Charges............1.25%
Administration Charge.........................0.05%
     Total Variable Account Charges...........1.30%

(2) The contract maintenance charge is deducted annually from all contracts on each contract anniversary and upon a full surrender of the contract.

(3) These charges do not apply to allocations made to the fixed account. They are charged on a daily basis at the annual rate noted above.




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



                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
      (AS A PERCENTAGE OF UNDERLYING MUTUAL FUND NET ASSETS, AFTER EXPENSE
                                 REIMBURSEMENT)

                                                                 MANAGEMENT        OTHER         12b-1      TOTAL MUTUAL
                                                                    FEES         EXPENSES         FEES      FUND EXPENSES
       American Century Variable Portfolios Inc. - American        1.00%          0.00%          0.00%          1.00%
       Century VP Advantage
       American Century Variable Portfolios, Inc. - American       0.90%          0.00%          0.00%          0.90%
       Century VP Balanced
       American Century Variable Portfolios, Inc. - American       1.00%          0.00%          0.00%          1.00%
       Century VP Capital Appreciation
       Dreyfus Stock Index Fund, Inc.                              0.25%          0.01%          0.00%          0.26%
       Fidelity VIP Equity-Income Portfolio                        0.48%          0.08%          0.00%          0.56%
       NSAT - Government Bond Fund                                 0.50%          0.15%          0.00%          0.65%
       NSAT - Money Market Fund                                    0.39%          0.15%          0.00%          0.54%
       NSAT - Total Return Fund                                    0.58%          0.14%          0.00%          0.74%
       Neuberger Berman AMT Balanced Portfolio                     0.85%          0.17%          0.00%          1.02%


The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value in calculating the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.

                                                                 Management        Other         12b-1      Total Mutual
                                                                    Fees         Expenses         Fees      Fund Expenses
       Fidelity VIP Equity - Income Portfolio                      0.48%          0.09%          0.00%          0.57%
       NSAT Government Bond Fund                                   0.50%          0.15%          0.00%          0.65%
       NSAT Money Market Total Return                              0.39%          0.15%          0.00%          0.54%
       NSAT Total Return Fund                                      0.58%          0.14%          0.00%          0.72%


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EXAMPLE


The following chart shows the expenses (in dollars) that would be incurred under this contract assuming a $1,000 investment, 5% annual return, and no change in expenses. These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown below.

The example reflects expenses of both the variable account and the underlying mutual funds. The example reflects the standard 7 year CDSC schedule and the maximum amount of variable account charges that could be assessed to a contract (1.30%). The contract maintenance charge is reflected as a percentage of the average contract account size for existing contracts. Since average account size is greater than $1,000, the expense effect of the contract maintenance charge is reduced accordingly. Deductions for premium taxes are not reflected but may apply.


                                 If you surrender your contract    If you do not surrender your  If you annuitize your contract
                                  at the end of the applicable      contract at the end of the    at the end of the applicable
                                           time period                applicable time period              time period

                               1 Yr.  3 Yrs.  5 Yrs. 10 Yrs.   1 Yr. 3 Yrs  5 Yrs.  10 Yrs.  1 Yr. 3 Yrs. 5 Yrs.  10 Yrs.
American Century Variable        96     124    163     288      26    79     136     288      *     79     136     288
Portfolios, Inc. - American
Century VP Advantage
American Century Variable        95     121    157     278      25    76     130     278      *     76     130     278
Portfolios, Inc. - American
Century VP Balanced
American Century Variable        96     125    164     291      26    80     137     291      *     80     137     291
Portfolios, Inc. - American
Century VP Capital
Appreciation
Dreyfus Stock Index Fund, Inc.   88     101    123     209      18    56     96      209      *     56      96     209
Fidelity VIP Equity - Income     91     110    139     242      21    65     112     242      *     65     112     242
Portfolio
NSAT - Government Bond Fund      92     113    144     251      22    68     117     251      *     68     117     251
NSAT - Money Market Fund         91     110    138     240      21    65     111     240      *     65     111     240
NSAT - Total Return Fund         93     116    148     259      23    71     121     259      *     71     121     259
Neuberger Berman AMT-            96     125    164     290      26    80     137     290      *     80     137     290
Balanced Portfolio

*The contracts sold under this prospectus do not permit annuitization during the first two contract years.



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SYNOPSIS OF THE CONTRACTS

The contracts described in this prospectus are deferred variable annuity contracts. The contracts may be issued as either individual or group contracts. In those states where contracts are issued as group contracts, references throughout this prospectus to "contract owner" will also mean "participant" unless the plan otherwise permits or requires the contract owner to exercise contract rights under the plan terms. The contracts are sold for use in retirement plans.

The contracts can be categorized as:
   -     Non-Qualified;
   -     Individual Retirement Annuities (IRAs);
   -     Roth IRAs;
   -     SEP IRAs;
   -     Tax Sheltered Annuities; and
   -     Qualified.

For more detailed information with regard to the differences in contract types, please see "Types of Contracts" later in this prospectus.

MINIMUM INITIAL AND SUBSEQUENT PURCHASE PAYMENTS

                     MINIMUM INITIAL        MINIMUM
     CONTRACT        PURCHASE PAYMENT     SUBSEQUENT
       TYPE                                PAYMENTS
Non-Qualified             $1,500              $10
IRA                         $0                $10
Roth IRA                    $0                $10
SEP IRA                     $0                $10
Tax Sheltered               $0                $10
Annuity
Qualified                   $0                $10

CHARGES AND EXPENSES

Nationwide deducts a mortality and expense risk charge equal to an annual rate of 1.25% and an administration charge equal to 0.05% of the daily net assets of the variable account. Nationwide assesses these charges in return for bearing certain mortality and administrative risks.

A $30 contract maintenance charge is assessed against each contract on the contract anniversary and on the surrender date if the entire contract value is surrendered. Contracts issued to a Qualified Plan, Tax Sheltered Annuity or SEP IRA may have a lower contract maintenance charge (see "Contract Maintenance Charge").

Nationwide does not deduct a sales charge from purchase payments upon deposit into the contract. However, Nationwide may deduct a Contingent Deferred Sales Charge ("CDSC") if any amount is withdrawn from the contract. This CDSC reimburses Nationwide for sales expenses. The amount of the CDSC will not exceed 7% of purchase payments surrendered.

ANNUITY PAYMENTS

Annuity payments begin on the annuitization date. The payments will be based on the annuity payment option chosen at the time of application (see "Annuity Payment Options").

TAXATION

How the contracts are taxed depends on the type of contract issued and the purpose for which the contract is purchased. Nationwide will charge against the contract any premium taxes levied by any governmental authority (see "Federal Tax Considerations" and "Premium Taxes").

TEN DAY FREE LOOK

Contract owners may return the contract for any reason within ten days of receipt and Nationwide will refund the contract value or the amount required by law (see "Right to Revoke").

FINANCIAL STATEMENTS

Financial statements for the variable account and Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained without charge by contacting Nationwide's home office at the telephone number listed on page 1 of this prospectus.

CONDENSED FINANCIAL INFORMATION

The value of an accumulation unit is determined on the basis of changes in the per share value of the underlying mutual funds and the assessment of a variable account charge which may vary from contract to contract (for more information on the calculation of accumulation unit values, see "Determining Variable Account Value - Valuing an Accumulation Unit"). Please refer to Appendix B for information regarding each class of accumulation units.

NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a stock life insurance company organized under Ohio law in March, 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

NATIONWIDE INVESTMENT SERVICES CORPORATION

The contracts are distributed by the general distributor, Nationwide Investment Services Corporation ("NISC"), Two Nationwide Plaza, Columbus, Ohio 43215. (For contracts issued in the State of Michigan, all references to NISC shall mean Nationwide Investment Svcs. Corporation.) NISC is a wholly owned subsidiary of Nationwide.

TYPES OF CONTRACTS

The following is a general description of the types of annuity contracts, and is intended to provide only general information of the various types of contracts; it is not intended to be comprehensive. The eligibility requirements, tax benefits, limitations, and other features of these contracts differ one from the other.

Non-Qualified Annuity Contract

A Non-Qualified Annuity Contract is a contract that does not qualify for certain tax benefits under the Internal Revenue Code, and which is not an IRA, a Roth IRA, a SEP IRA, or a Tax Sheltered Annuity.

Upon the death of the owner of a Non-Qualified Annuity Contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within the statutory period.

Non-Qualified Annuity contracts that are owned by natural persons can defer the incidence of taxation on the income earned in the contract until it is distributed or deemed to be distributed.

Individual Retirement Annuities (IRAs)

Individual Retirement Annuities are contracts that are issued by insurance companies and satisfy the following requirements:

   -   the contract is not transferable by the owner;

   -   the premiums are not fixed;

   - the annual premium cannot exceed $2,000 (although rollovers of greater amounts from qualified plans, tax-sheltered annuities and other IRAs can be received);

   - certain minimum distribution requirements must be satisfied after the owner attains the age of 70 1/2;

   -   the entire interest of the owner in the contract is nonforfeitable; and

   - after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

Depending on the circumstance of the owner, all or a portion of the contributions made to the account may be deducted for federal income tax purposes.

Failure to make the mandatory distributions can result in an additional penalty tax of 50% of the excess of the amount required to be distributed over the amount that was actually distributed.

IRAs may receive rollover contribution from other IRAs, from Tax Sheltered Annuities, and from qualified retirement plans, including 401(k) plans.

For further details regarding IRAs, please refer to the disclosure statement provided when the IRA was established.

Simplified Employee Pension IRAs (SEP IRAs)

A SEP IRA is a written plan established by an employer for the benefit of employees, which permits the employer to make contributions to an IRA established for the benefit of each employee.

An employee may make deductible contributions to a SEP IRA in the same way, and with the same restrictions and limitations, as for an IRA. In addition, the employer may make contributions to the SEP IRA, subject to dollar and percentage limitations imposed by both the Internal Revenue Code and the written plan.

A SEP IRA plan must satisfy the following requirements:

   -   minimum participation rules;

   -   top-heavy contribution rules;

   -   nondiscriminatory allocation rules; and

   -   requirements regarding a written allocation formula.

In addition, the plan cannot restrict withdrawals of non-elective contributions, and must restrict withdrawals of elective contributions before March 15th of the following year.

Roth IRAs

Roth IRA contracts are contracts that are issued by insurance companies and satisfy the following requirements:

   -   the contract is not transferable by the owner;

   -   the premiums are not fixed;

   - the annual premium cannot exceed $2000 (although rollovers of greater amounts from other Roth IRAs and IRAs can be received);

   -   the entire interest of the owner in the contract is nonforfeitable; and

   - after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

A Roth IRA can receive a rollover from a IRA; however, the amount rolled over from the IRA to the Roth IRA is required to be included in the owner's federal gross income at the time of the rollover, and will be subject to federal income tax.

There are income limitations on eligibility to participate in a Roth IRA and additional income limitations for eligibility to roll over amounts from an IRA to a Roth IRA. For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established.

Tax Sheltered Annuities

Certain tax-exempt organizations (described in section 501(c)(3) of the Internal Revenue Code) and public school systems may establish a plan under which annuity contracts can be purchased for their employees. These annuity contracts are often referred to as Tax Sheltered Annuities.

Purchase payments made to Tax Sheltered Annuities are excludible from the income of the employee, up to statutory maximum amounts. These amounts should be set forth in the plan adopted by the employer.

The owner's interest in the contract is nonforfeitable (except for failure to pay premiums) and cannot be transferred. Certain minimum distribution requirements must be satisfied after the owner attains the age of 70 1/2, and after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

Qualified Plans

Contracts that are owned by Qualified Plans are not intended to confer tax benefits on the beneficiaries of the plan; they are used as investment vehicles for the plan. The income tax consequences to the beneficiary of a

Qualified Plan are controlled by the operation of the plan, not by operation of the assets in which the plan invests.

Beneficiaries of Qualified Plans should contact their employer and/or trustee of the plan to obtain and review the plan, trust, summary plan description and other documents for the tax and other consequences of being a participant in a qualified plan.

INVESTING IN THE CONTRACT

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide Variable Account-5 is a variable account that invests in the underlying mutual funds listed in Appendix A. Nationwide established the variable account on November 1, 1989, pursuant to Ohio law. Although the variable account is registered with the SEC as an unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against, the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to contract owners under the contracts.

The variable account is divided into sub-accounts, each corresponding to a single underlying mutual fund. Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on contract owner instructions. There are two sub-accounts for each underlying mutual fund. One sub-account contains shares attributable to accumulation units under Non-Qualified Contracts. The other contains shares attributable to accumulation units under IRAs, Roth IRAs, SEP IRAs, Tax Sheltered Annuities, and Qualified Contracts.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Contract owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Voting Rights

Contract owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote contract owner shares at special shareholder meetings based on contract owner instructions. However, if the law changes and Nationwide is allowed to vote in its own right, it may elect to do so.

Contract owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Notification will contain proxy materials and a form with which to give Nationwide voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a contract owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

   1) shares of a current underlying mutual fund are no longer available for investment; or

   2) further investment in an underlying mutual fund is inappropriate.

No substitution, elimination, or combination of shares may take place without the prior approval of the SEC.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in other Nationwide separate accounts. It is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks. The general account is not subject to the same laws as the variable account and the SEC has not reviewed material in this prospectus relating to the fixed account. However, information relating to the fixed account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure.

The investment income earned by the fixed account will be allocated to the contracts at varying guaranteed interest rate(s) depending on the following categories of fixed account allocations:

   - New Money Rate - The rate credited on the fixed account allocation when the contract is purchased or when subsequent purchase payments are made. Subsequent purchase payments may receive different New Money Rates than the rate when the contract was issued, since the New Money Rate is subject to change based on market conditions.

   - Variable Account to Fixed Rate - Allocations transferred from any of the underlying investment options in the variable account to the fixed account may receive a different rate. The rate may be lower than the New Money Rate. There may be limits on the amount and frequency of movements from the variable account to the fixed account.

   - Renewal Rate - The rate available for maturing fixed account allocations which are entering a new guarantee period. The contract owner will be notified of this rate in a letter issued with the quarterly statements when any of the money in the contract owner's fixed account matures. At that time, the contract owner will have an opportunity to leave the money in the fixed account and receive the Renewal Rate or the contract owner can move the money to any of the other underlying mutual fund options.

   - Dollar Cost Averaging Rate - From time to time, Nationwide may offer a more favorable rate for an initial purchase payment into a new contract when used in conjunction with a dollar cost averaging program.

All of these rates are subject to change on a daily basis; however, once applied to the fixed account, the interest rates are guaranteed until the end of the calendar quarter during which the 12 month anniversary of the fixed account allocation occurs.

Credited interest rates are annualized rates - the effective yield of interest over a one-year period. Interest is credited to each contract on a daily basis. As a result, the credited interest rate is compounded daily to achieve the stated effective yield.

The guaranteed rate for any purchase payment will be effective for not less than twelve months. Nationwide guarantees that the rate will not be less than 3.0% per year.

Any interest in excess of 3.0% will be credited to fixed account allocations at Nationwide's sole discretion. The contract owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 3.0% for any given year.

Nationwide guarantees that the fixed account contract value will not be less than the amount of the purchase payments allocated to the fixed account, plus interest credited as described above, less any applicable charges including CDSC.

STANDARD CHARGES AND DEDUCTIONS

CONTRACT MAINTENANCE CHARGE

On each contract anniversary (and upon a full surrender of the contract), Nationwide deducts a $30 contract maintenance charge. This charge reimburses Nationwide for administrative expenses involved in issuing and maintaining the contract. Contracts issued to a Qualified Plan, Tax Sheltered Annuity or SEP IRA may have a lower contract maintenance charge. Reductions are based on internal underwriting guidelines including the size of the group, average account balance transferred to Nationwide and administrative savings, if any.

The contract maintenance charge is taken proportionately from each sub-account and the fixed account based on the value in each option as compared to the total contract value. If the contract is surrendered for its full value, the contract maintenance charge will be deducted at the time of surrender.

Nationwide will not increase the contract maintenance charge. Nationwide will not reduce or eliminate the contract maintenance charge where it would be discriminatory or unlawful.

MORTALITY AND EXPENSE RISK CHARGES

Nationwide deducts a mortality and expense risk charge from the variable account. This amount is computed on a daily basis, and is equal to an annual rate of 1.25% of the daily net assets of the variable account.

The mortality risk charge is equal to an annual rate of 0.80% of the daily net assets of the variable account. The mortality risk charge compensates Nationwide for guaranteeing the annuity purchase rates of the contracts. This guarantee ensures that the annuity purchase rates will not change regardless of the death rates of annuity payees or the general population.

The expense risk charge is equal to an annual rate of 0.45% of the daily net assets of the variable account. The expense risk charge compensates Nationwide for guaranteeing that administration charges will not increase regardless of actual expenses.

If the mortality and expense risk charge is insufficient to cover actual expenses, the loss is borne by Nationwide.

ADMINISTRATION CHARGE

Nationwide deducts an administration charge equal to 0.05% of the daily net asset of the variable account. This charge reimburses Nationwide for administrative expenses related to maintenance of the contract.

If this charge is insufficient to cover actual expenses, the loss is borne by Nationwide.

CONTINGENT DEFERRED SALES CHARGE

No sales charge deduction is made from the purchase payments when amounts are deposited into the contracts. However, if any part of the contract is surrendered, Nationwide will deduct a CDSC. The CDSC will not exceed 7% of purchase payments surrendered.

The CDSC is calculated by multiplying the applicable CDSC percentage (noted below) by the amount of purchase payments surrendered.

For purposes of calculating the CDSC, surrenders are considered to come first from the oldest purchase payment made to the contract, then the next oldest purchase payment, and so forth. Earnings are not subject to the CDSC, however, earnings may not be distributed prior to the distribution of all purchase payments. (For tax purposes, a surrender is usually treated as a withdrawal of earnings first.)

The CDSC applies as follows:

 NUMBER OF COMPLETED YEARS               CDSC
   FROM DATE OF PURCHASE
          PAYMENT                     PERCENTAGE

             0                            7%

             1                            6%

             2                            5%

             3                            4%

             4                            3%

             5                            2%

             6                            1%

             7                            0%

The CDSC is used to cover sales expenses, including commissions (maximum of 6.0% of purchase payments), production of sales material, and other promotional expenses. If expenses are greater than the CDSC, the shortfall will be made up from Nationwide's general account, which may indirectly include portions of the contract maintenance charge and other variable account charges, since Nationwide may generate a profit from these charges.

Contract owners taking withdrawals before age 59 1/2 may be subject to a 10% tax penalty. In addition, all or a portion of the withdrawal may be subject to federal income taxes (see "Non-Qualified Contracts-Natural Persons as Contract Owners")

Waiver of Contingent Deferred Sales Charge

During the first contract year, the contract owner may withdraw without a CDSC any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

Starting with the second year, after a purchase payment has been made, the contract owner may withdraw without a CDSC the greater of:

   (a) an amount equal to 10% of that purchase payment; or

   (b) any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

Withdrawals may be restricted for contracts issued pursuant to the terms of a Tax Sheltered Annuity or other Qualified Plan. This CDSC-free privilege is non-cumulative. Free amounts not taken during any given contract year cannot be taken as free amounts in a subsequent contract year.

In addition, no CDSC will be deducted:

   (1) upon the annuitization of contracts which have been in force for at least two years;

   (2) upon payment of a death benefit; or

   (3) from any values which have been held under a contract for at least 7 years.

No CDSC applies to transfers among sub-accounts or between or among the fixed account or the variable account. Nationwide may waive the CDSC if a contract described in this prospectus is exchanged for another Nationwide contract (or a contract of any of its affiliated insurance companies). A CDSC may apply to the contract received in the exchange.

A contract held by a Charitable Remainder Trust may withdraw CDSC-free the greater of (a) or (b), where:

   (a) is the amount which would otherwise be available for withdrawal without a CDSC; and

   (b) is the difference between the total purchase payments made to the contract as of the date of the withdrawal (reduced by previous withdrawals) and the contract value at the close of the day prior to the date of the withdrawal.

For Tax Sheltered Annuity Contracts, Qualified Contracts, and SEP IRAs, Nationwide will waive the CDSC when:

  (a) the plan participant experiences a case of hardship (as provided in Internal Revenue Code Section 403(b) and as defined for purposes of Internal Revenue Code Section 401(k));

  (b) the plan participant becomes disabled (within the meaning of Internal Revenue Code Section 72(m)(7));

  (c) the plan participant attains age 59 1/2 and has participated in the contract for at least 5 years, as determined from the contract anniversary date immediately preceding the distribution;

  (d) the plan participant has participated in the contract for at least 10 years of active deferrals;

  (e)  the plan participant dies; or

  (f) the contract is annuitized after 2 years from the inception of the contract.

The contract owner may be subject to income tax on all or a portion of any such withdrawals and to a tax penalty if the contract owner takes withdrawals prior to age 59 1/2 (see "Non-Qualified Contracts - Natural Persons as Contract Owners").

The CDSC will not be eliminated if to do so would be unfairly discriminatory or prohibited by state law.

PREMIUM TAXES

Nationwide will charge against the contract value any premium taxes levied by a state or other government entity. Premium tax rates currently range from 0% to 5.0%. This range is subject to change. The method used to assess premium tax will be determined by Nationwide at its sole discretion in compliance with state law.

If applicable, Nationwide will deduct premium taxes from the contract either at:

   (1) the time the contract is surrendered;
   (2) annuitization; or
   (3) such other date as Nationwide becomes subject to premium taxes.

Premium taxes may be deducted from death benefit proceeds.

CONTRACT OWNERSHIP

The contract owner has all rights under the contract, including the right to designate and change any designations of the contract owner, contingent owner, annuitant, contingent annuitant, beneficiary, contingent beneficiary, annuity payment option, and annuity commencement date. Purchasers who name someone other than themselves as the contract owner will have no rights under the contract.

Contract owners of Non-Qualified Contracts may name a new contract owner at any time before the annuitization date. Any change of contract owner automatically revokes any prior contract owner designation. Changes in contract ownership may result in federal income taxation and may be subject to state and federal gift taxes.

A change in contract ownership must be submitted in writing and recorded at Nationwide's home office. Once recorded, the change will be effective as of the date signed. However, the change will not affect any payments made or actions taken by Nationwide before it was recorded.

The contract owner may also request a change in the annuitant, contingent annuitant, contingent owner, beneficiary, or contingent beneficiary before the annuitization date. These changes must be:

   -   on a Nationwide form;

   -   signed by the contract owner; and

   -   received at Nationwide's home office before the annuitization date.

Nationwide must review and approve any change requests. If the contract owner is not a natural person and there is a change of the annuitant, distributions will be made as if the contract owner died at the time of the change.

On the anuitization date, the annuitant will become the contract owner.

ANNUITANT

The annuitant is the person designated to receive annuity payments during annuitization of the contract and upon whose continuation of life any annuity payment involving life contingencies depends. This person must be age 78 or younger at the time of contract issuance, unless Nationwide approves a request for an annuitant of greater age. The annuitant may be changed prior to the annuitization date with the consent of Nationwide.

CONTINGENT OWNERSHIP

The contingent owner is entitled to certain benefits under the contract, if a contract owner who is NOT the annuitant dies before the annuitization date. If more than one contingent owner survives the contract owner, each will share the death benefit equally unless otherwise specified in the contingent owner designation.

The contract owner may name or change a contingent owner at any time before the annuitization date. To change the contingent owner, a written request must be submitted to Nationwide. Once Nationwide has recorded the change, it will be effective as of the date it was signed, whether or not the contract owner was living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded.

BENEFICIARY AND CONTINGENT BENEFICIARY

The beneficiary is the person who is entitled to the death benefit if the annuitant dies before the annuitization date and there is no contingent annuitant. The contract owner can name more than one beneficiary. Multiple beneficiaries will share the death benefit equally, unless otherwise specified.

The contract owner may change the beneficiary or contingent beneficiary during the annuitant's lifetime by submitting a written request to Nationwide. Once recorded, the change will be effective as of the date it was signed, whether or not the annuitant was living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded.

OPERATION OF THE CONTRACT
MINIMUM INITIAL AND SUBSEQUENT PURCHASE PAYMENTS

     CONTRACT        MINIMUM INITIAL        MINIMUM
       TYPE          PURCHASE PAYMENT     SUBSEQUENT
                                           PAYMENTS
Non-Qualified*            $1,500              $10
IRA                         $0                $10
Roth IRA                    $0                $10
SEP IRA                     $0                $10
Tax Sheltered               $0                $10
Annuity
Qualified                   $0                $10

*If periodic payments are expected by Nationwide, the initial first year minimum may be satisfied by purchase payments made on an annualized basis.

PRICING

Initial purchase payments allocated to sub-accounts will be priced at the accumulation unit value determined no later than 2 business days after receipt of an order to purchase if the application and all necessary information are complete. If the application is not complete, Nationwide may retain a purchase payment for up to 5 business days while attempting to complete it. If the application is not completed within 5 business days, the prospective purchaser will be informed of the reason for the delay. The purchase payment will be returned unless the prospective purchaser specifically allows Nationwide to hold the purchase payment until the application is completed.

Subsequent purchase payments will be priced based on the next available accumulation unit value after the payment is received. The cumulative total of all purchase payments under contracts issued by Nationwide on the life of any one annuitant cannot exceed $1,000,000 without Nationwide's prior consent.

Purchase payments will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

-        New Year's Day                -        Independence Day
-        Martin Luther King, Jr. Day   -        Labor Day
-        Presidents' Day               -        Thanksgiving
-        Good Friday                   -        Christmas
-        Memorial Day

Nationwide also will not price purchase payments if:

   (1) trading on the New York Stock Exchange is restricted;

   (2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

   (3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when conditions described in
(2) and (3) exist.

If Nationwide is closed on days when the New York Stock Exchange is open, contract value may be affected since the contract owner will not have access to their account.

ALLOCATION OF PURCHASE PAYMENTS

Nationwide allocates purchase payments to the sub-accounts and the fixed account as instructed by the contract owner. Shares of the underlying mutual funds allocated to the sub-accounts are purchased at net asset value, then converted into accumulation units. Contract owners can change allocations or make exchanges among the sub-accounts or the fixed account. However, no change may be made that would result in an amount less than 1% of the purchase payments being allocated to any sub-account for any contract owner. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

DETERMINING THE CONTRACT VALUE

The contract value is:

   1) the value of amounts allocated to the sub-accounts of the variable account; and

   2)  amounts allocated to the fixed account.

If part or all of the contract value is surrendered, or charges are assessed against the contract value, Nationwide will deduct a proportionate amount from each sub-account and the fixed account based on current cash values.

Determining Variable Account Value - Valuing an Accumulation Unit

Purchase payments or transfers allocated to sub-accounts are accounted for in accumulation units. Accumulation unit values (for each sub-account) are determined by calculating the net investment factor for the underlying mutual funds for the current valuation period and multiplying that result with the accumulation unit values determined on the previous valuation period.

Nationwide uses the net investment factor as a way to calculate the investment performance of a sub-account from valuation period to valuation period. For each sub-account, the net investment factor shows the investment performance of the underlying mutual fund in which a particular sub-account invests, including the charges assessed against that sub-account for a valuation period.

The net investment factor for any particular sub-account is determined by dividing (a) by (b), and then subtracting (c) from the result, where
(a) is:

       (1) the net asset value of the underlying mutual fund as of the end of the current valuation period; and

       (2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the ex-dividend date occurs during the current valuation period).

(b) is the net asset value of the underlying mutual fund determined as of the end of the preceding valuation period.

(c) is a factor representing the daily variable account charges, which may include charges for contract options chosen by the contract owner. The factor is equal to an annual rate of 1.30% of the daily net assets of the variable account.

Based on the net investment factor, the value of an accumulation unit may increase or decrease. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the underlying mutual fund shares because of the deduction of variable account charges.

Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

Determining Fixed Account Value

Nationwide determines the value of the fixed account by:

   (1) adding all amounts allocated to the fixed account, minus amounts previously transferred or withdrawn; and

   (2) adding any interest earned on the amounts allocated.

TRANSFERS PRIOR TO ANNUITIZATION

Transfers from the Fixed Account to the Variable Account

Fixed account allocations may be transferred to the variable account only upon reaching the end of an interest rate guarantee period. Normally, Nationwide will permit 100% of such fixed account allocations to be transferred to the variable account; however, Nationwide may, under certain economic conditions and at its discretion, limit the maximum transferable amount. Under no circumstances will the maximum transferable amount be less than 10% of the fixed account allocation reaching the end of an interest rate guarantee period. Transfers of the fixed account allocations must be made within 45 days after reaching the end of an interest rate guarantee period.

Contract owners who use dollar cost averaging may transfer from the fixed account to the variable account under the terms of that program (see "Dollar Cost Averaging").

Transfers to the Fixed Account

Variable account allocations may be transferred to the fixed account at any time. Normally, Nationwide will not restrict transfers from the variable account to the fixed account; however, Nationwide may establish a maximum transfer limit from the variable account to the fixed account. Except as noted below, under no circumstances will the transfer limit be less than 10% of the current value of the variable account, less any transfers made in the 12 months preceding the date the transfer is requested, but not including transfers made prior to the imposition of the transfer limit. However, where permitted by state law, Nationwide reserves the right to refuse transfers or purchase payments to the fixed account from the variable account when the fixed account value is greater than or equal to 30% of the contract value at the time the purchase payment is made or the transfer is requested.

Amounts transferred to the variable account will receive the accumulation unit value next determined after the transfer request is received.

Transfers Among the Sub-Accounts

Allocations may be transferred among the sub-accounts onece per valuation period.

TRANSFERS AFTER ANNUITIZATION
After annuitization, transfers may only be made on the anniversary of the annuitization date.

TRANSFER REQUESTS

Nationwide will accept transfer requests in writing or over the telephone. Nationwide will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following telephone instructions that it reasonably determined to be genuine. Nationwide may withdraw the telephone exchange privilege upon 30 days written notice to contract owners.

For transfers involving the variable account, Nationwide determines contract value as of the date the completed transfer request is received.

Interest Rate Guarantee Period

The interest rate guarantee period is the period of time that the fixed account interest rate is guaranteed to remain the same.

For new purchase payments allocated to the fixed account, or transfers to the fixed account from the variable account this period begins on the date of deposit or transfer and ends on the one year anniversary of the deposit or transfer. The guaranteed interest rate period may last for up to 3 months beyond the 1-year anniversary because guaranteed terms end on the last day of a calendar quarter.

During an interest rate guarantee period, transfers cannot be made from the fixed account, and amounts transferred to the fixed account must remain on deposit.

Market Timing Firms

Some contract owners may use market timing firms or other third parties to make transfers on their behalf. Generally, in order to take advantage of perceived market trends, market timing firms will submit transfer or exchange requests on behalf of multiple contract owners at the same time. Sometimes this can result in unusually large transfers of funds. These large transfers might interfere with the ability of Nationwide or the underlying mutual fund to process transactions. This can potentially disadvantage contract owners not using market timing firms. To avoid this, Nationwide may modify transfer and exchange rights of contract owners who use market timing firms (or other third parties) to transfer or exchange funds on their behalf.

The exchange and transfer rights of individual contract owners will not be modified in any way when instructions are submitted directly by the contract owner, or by the contract owner's representative (as authorized by the execution of a valid Nationwide Limited Power of Attorney Form).

To protect contract owners, Nationwide may refuse exchange and transfer requests:

   - submitted by any agent acting under a power of attorney on behalf of more than one contract owner; or

   - submitted on behalf of individual contract owners who have executed pre-authorized exchange forms which are submitted by market timing firms (or other third parties) on behalf of more than one contract owner at the same time.

Nationwide will not restrict exchange rights unless Nationwide believes it to be necessary for the protection of all contract owners.

RIGHT TO REVOKE

Contract owners have a ten day "free look" to examine the contract. The contract may be returned to Nationwide's home office for any reason within ten days of receipt and Nationwide will refund the contract value or another amount required by law. The refunded contract value will reflect the deduction of any contract charges, unless otherwise required by law. All IRA, SEP IRA and Roth IRA refunds will be a return of purchase payments. State and/or federal law may provide additional free look privileges.

Liability of the variable account under this provision is limited to the contract value in each sub-account on the date of revocation. Any additional amounts refunded to the contract owner will be paid by Nationwide.

SURRENDER (REDEMPTION)

Contract owners may surrender some or all of their contract value before the earlier of the annuitization date or the annuitant's death. Surrender requests must be in writing and Nationwide may require additional information. When taking a full surrender, the contract must accompany the written request. Nationwide may require a signature guarantee.

Nationwide will pay any amount surrendered from the sub-accounts within 7 days. However, Nationwide may suspend or postpone payment when it is unable to price a purchase payment or transfer.

Partial Surrenders (Partial Redemption)

Nationwide will surrender accumulation units from the sub-accounts and an amount from the fixed account. The amount withdrawn from each investment option will be in proportion to the value in each option at the time of the surrender request.

A CDSC may apply. The contract owner may direct Nationwide to deduct the CDSC either from:

   (a)  the amount requested; or

   (b) the contract value remaining after the contract owner has received the amount requested.

If the contract owner does not make a specific election, any applicable CDSC will be taken from the contract value remaining after the contract owner has received the amount requested.

Full Surrenders (Full Redemptions)

The contract value upon full surrender may be more or less than the total of all purchase payments made to the contract. The contract value will reflect variable account charges, a contract maintenance charge, underlying mutual fund charges and the investment performance of the underlying mutual funds. A CDSC may apply.

SURRENDERS UNDER A QUALIFIED CONTRACT OR TAX SHELTERED ANNUITY

Contract owners of a Qualified Contract or Tax Sheltered Annuity may surrender part or all of their contract value before the earlier of the annuitization date or the annuitant's death, except as provided below:

A. Contract value attributable to contributions made under a qualified cash or deferred arrangement (within the meaning of Internal Revenue Code Section 402(g)(3)(A)), a salary reduction agreement (within the meaning of Internal Revenue Code Section 402(g)(3)(C)), or transfers from a custodial account (described in Section 403(b)(7) of the Internal Revenue Code), may be surrendered only:

     1. when the contract owner reaches age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of Internal Revenue Code
         Section 72(m)(7)); or

     2. in the case of hardship (as defined for purposes of Internal Revenue Code Section 401(k)), provided that any such hardship surrender may NOT include any income earned on salary reduction contributions.

B.  The surrender limitations described in Section A also apply to:

     1. salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

     2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

     3. all amounts transferred from 403(b)(7) custodial accounts (except that earnings and employer contributions as of December 31, 1988 in such custodial accounts may be withdrawn in the case of hardship).

C. Any distribution other than the above, including a ten day free look cancellation of the contract (when available) may result in taxes, penalties, and/or retroactive disqualification of a Qualified Contract or Tax Sheltered Annuity.

In order to prevent disqualification of a Tax Sheltered Annuity after a ten day free look cancellation, Nationwide will transfer the proceeds to another Tax Sheltered Annuity upon proper direction by the contract owner.

Surrender provisions may be modified pursuant to the plan terms and tax provisions of the Internal Revenue Code when a contract is issued to fund a Qualified Plan.

These provisions explain Nationwide's understanding of current withdrawal restrictions. These restrictions may change.

Distributions pursuant to Qualified Domestic Relations Orders will not violate the restrictions stated above.

Contract provisions may be modified pursuant to plan terms when the contract is issued to fund a Qualified Plan.

LOAN PRIVILEGE

The loan privilege is ONLY available to owners of Qualified Contracts and Tax Sheltered Annuities. These contract owners can take loans from the contract value beginning 30 days after the contract is issued up to the annuitization date. Loans are subject to the terms of the contract, the plan, and the Internal Revenue Code. Nationwide may modify the terms of a loan to comply with changes in applicable law.

MINIMUM AND MAXIMUM LOAN AMOUNTS

Contract owners may borrow a minimum of $1,000, unless Nationwide is required by law to allow a lesser minimum amount. Each loan must individually satisfy the contract minimum amount.

Nationwide will calculate the maximum nontaxable loan amount based upon information provided by the participant or the employer. Loans may be taxable if a participant has additional loans from other plans. The total of all outstanding loans must not exceed the following limits:


                 CONTRACT     MAXIMUM OUTSTANDING LOAN
                 VALUES       BALANCE ALLOWED

NON-ERISA PLANS  up to        up to 80% of contract
                 $20,000      value (not more than
                              $10,000)
                 $20,000      up to 50% of contract
                 and over     value (not more than
                              $50,000*)

ERISA PLANS      All          up to 50% of contract
                              value (not more than
                              $50,000*)

*The $50,000 limits will be reduced by the highest outstanding balance owed during the previous 12 months.

For salary reduction Tax Sheltered Annuities, loans may be secured only by the contract value.

LOAN PROCESSING FEE

Nationwide may charge a loan processing fee at the time each new loan is processed. If assessed it compensates Nationwide for expenses related to administering and processing loans. Loans are not available in all states. In addition, some states may not allow Nationwide to assess a loan processing fee.

HOW LOAN REQUESTS ARE PROCESSED

All loans are made from the collateral fixed account. Nationwide transfers accumulation units in proportion to the assets in each sub-account to the collateral fixed account until the requested amount is reached. If there are not enough accumulation units available in the contract to reach the requested loan amount, Nationwide next transfers contract value from the fixed account. No CDSC will be deducted on transfers related to loan processing.

INTEREST

The outstanding loan balance in the collateral fixed account is credited with interest until the loan is repaid in full. The interest rate will be 2.25% less than the loan interest rate fixed by Nationwide. The interest rate is guaranteed never to fall below 3.0%.

Specific loan terms are disclosed at the time of loan application or issuance.

LOAN REPAYMENT

Loans must be repaid in five years. However, if the loan is used to purchase the contract owner's principal residence, the contract owner has 15 years to repay the loan.

Contract owners must identify loan repayments as loan repayments or they will be treated as purchase payments and will not reduce the outstanding loan. Payments must be substantially level and made at least quarterly.

Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Repayments are allocated to the sub-accounts in accordance with the contract, unless Nationwide and the contract owner have agreed to amend the contract at a later date on a case by case basis.

DISTRIBUTIONS AND ANNUITY PAYMENTS

Distributions made from the contract while a loan is outstanding will be reduced by the amount of the outstanding loan plus accrued interest if:

   -     the contract is surrendered;

   -     the contract owner/annuitant dies;

   - the contract owner who is not the annuitant dies prior to annuitization; or

   -     annuity payments begin.

TRANSFERRING THE CONTRACT

Nationwide reserves the right to restrict any transfer of the contract while the loan is outstanding.

GRACE PERIOD AND LOAN DEFAULT

If a loan payment is not made when due, interest will continue to accrue. A grace period may be available (please refer to the terms of the loan agreement). If a loan payment is not made by the end of the applicable grace period, the entire loan will be treated as a deemed distribution and will be taxable to the borrower. This deemed distribution may also be subject to an early withdrawal tax penalty by the Internal Revenue Service.

After default, interest will continue to accrue on the loan. Defaulted amounts, plus interest, are deducted from the contract value when the participant is eligible for a distribution of at least that amount. Additional loans are not available while a previous loan is in default.

ASSIGNMENT

Contract rights are personal to the contract owner and may not be assigned without Nationwide's written consent. IRAs, Roth IRAs, SEP IRAs, Qualified Contracts and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

A Non-Qualified Contract owner may assign some or all rights under the contract. An assignment must occur before annuitization while the annuitant is alive. Once proper notice of assignment is recorded by Nationwide's home office, the assignment will become effective as of the date the written request was signed.

Nationwide is not responsible for the validity or tax consequences of any assignment. Nationwide is not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until Nationwide receives sufficient direction from the contract owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire contract value may cause the portion of the contract value exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

CONTRACT OWNER SERVICES

ASSET REBALANCING

Asset rebalancing is the automatic reallocation of contract values to the sub-accounts on a predetermined percentage basis. Asset rebalancing is not available for assets held in the fixed account. Requests for asset rebalancing must be on a Nationwide form.

Asset rebalancing occurs every three months or on another frequency if permitted by Nationwide. If the last day of the three-month period falls on a Saturday, Sunday, recognized holiday, or any other day when the New York Stock Exchange is closed, asset rebalancing will occur on the next business day.

Asset rebalancing may be subject to employer limitations or restrictions for contracts issued to a Qualified Plan or Tax Sheltered Annuity plan. Contract owners should consult a financial adviser to discuss the use of asset rebalancing.

Nationwide reserves the right to stop establishing new asset rebalancing programs. Nationwide also reserves the right to assess a processing fee for this service.

DOLLAR COST AVERAGING

Dollar cost averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from certain sub-accounts and the fixed account into other sub-accounts. Nationwide does not guarantee that this program will result in profit or protect contract owners from loss.

Contract owners direct Nationwide to automatically transfer specified amounts from the fixed account, NSAT-Government Bond Fund, or the NSAT-Money Market Fund, to any other underlying mutual fund.

Dollar Cost Averaging from the Fixed Account

Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested. A dollar cost averaging program which transfers amounts from the fixed account to the variable account is not the same as an enhanced rate dollar cost averaging program. Contract owners that wish to utilize dollar cost averaging from the fixed account should first inquire as to whether any enhanced rate dollar cost averaging programs are available.

Enhanced Rate Dollar Cost Averaging Program

Nationwide may, from time to time, offer enhanced rate dollar cost averaging programs. Dollar cost averaging transfers for this program may only be made from the fixed account. Such enhanced rate dollar cost averaging programs allow the contract owner to earn a higher rate of interest on assets in the fixed account than would normally be credited when not participating in the program. Each enhanced interest rate is guaranteed for as long as the corresponding program is in effect. Nationwide will process transfers until either amounts in the enhanced rate fixed account are exhausted, or the contract owner instructs Nationwide in writing to stop the transfers. For this program only, when a written request to discontinue transfers is received, Nationwide will automatically transfer the remaining amount in the enhanced rate fixed account to the NSAT Money Market Fund.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the contract owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new dollar cost averaging programs. Nationwide also reserves the right to assess a processing fee for this service.

SYSTEMATIC WITHDRAWALS

Systematic withdrawals allow contract owners to receive a specified amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. Requests for systematic withdrawals and requests to discontinue systematic withdrawals must be in writing.

The withdrawals will be taken from the sub-accounts and the fixed account proportionately unless Nationwide is instructed otherwise.

Nationwide will withhold federal income taxes from systematic withdrawals unless otherwise instructed by the contract owner. The Internal Revenue Service may impose a 10% penalty tax if the contract owner is under age 59 1/2 unless the contract owner has made an irrevocable election of distributions of substantially equal payments.

If the contract owner takes systematic withdrawals, the maximum amount that can be withdrawn annually without a CDSC is the greater of:

   (1) 10% of all purchase payments made to the contract as of the withdrawal date; or

   (2) an amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

The CDSC-free withdrawal privilege for systematic withdrawals is non-cumulative. Free amounts not taken during any contract year cannot be taken as free amounts in a subsequent contract year.

Nationwide reserves the right to stop establishing new systematic withdrawal programs. Nationwide also reserves the right to assess a processing fee for this service. Systematic withdrawals are not available before the end of the ten-day free look period (see "Right to Revoke").

ANNUITY COMMENCEMENT DATE

The annuity commencement date is the date on which annuity payments are scheduled to begin. The contract owner may change the annuity commencement date before annuitization. This change must be in writing and approved by Nationwide.

ANNUITIZING THE CONTRACT

ANNUITIZATION DATE

The annuitization date is the date that annuity payments begin. It will be the first day of a calendar month unless otherwise agreed, and must be at least 2 years after the contract is issued. If the contract is issued to fund a Qualified Plan or Tax Sheltered Annuity, annuitization may occur during the first 2 years subject to Nationwide's approval.

ANNUITIZATION

Annuitization is the period during which annuity payments are received. It is irrevocable once payments have begun. Upon arrival of the annuitization date, the annuitant must choose:

   (1) an annuity payment option; and

   (2) either a fixed payment annuity, variable payment annuity, or an available combination.

Nationwide guarantees that each payment under a fixed payment annuity will be the same throughout annuitization. Under a variable payment annuity, the amount of each payment will vary with the performance of the underlying mutual funds chosen by the contract owner.

FIXED PAYMENT ANNUITY

A fixed payment annuity is an annuity where the amount of the annuity payment remains level.

The first payment under a fixed payment annuity is determined on the annuitization date on an "age last birthday basis" by:

   1)    deducting applicable premium taxes from the total contract value; then

   2) applying the contract value amount specified by the contract owner to the fixed payment annuity table for the annuity payment option elected.

Subsequent payments will remain level unless the annuity payment option elected provides otherwise. Nationwide does not credit discretionary interest during annuitization.

VARIABLE PAYMENT ANNUITY

A variable payment annuity is an annuity where the amount of the annuity payments will vary depending on the performance of the underlying mutual funds selected.

The first payment under a variable payment annuity is determined on the annuitization date on an "age last birthday basis" by:

   1)    deducting applicable premium taxes from the total contract value; then

   2) applying the contract value amount specified by the contract owner to the variable payment annuity table for the annuity payment option elected.

The dollar amount of the first payment is converted into a set number of annuity units that will represent each monthly payment. This is done by dividing the dollar amount of the first payment by the value of an annuity unit as the annuitization date. This number of annuity units remains fixed during annuitization.

The second and subsequent payments are determined by multiplying the fixed number of annuity units by the annuity unit value for the valuation period in which the payment is due. The amount of the second and subsequent payments will vary with the performance of the selected underlying mutual funds. Nationwide guarantees that variations in mortality experience from assumptions used to calculate the first payment will not affect the dollar amount of the second and subsequent payments.

ASSUMED INVESTMENT RATE

An assumed investment rate is the percentage rate of return assumed to determine the amount of the first payment under a variable payment annuity. Nationwide uses the assumed investment rate of 3.5% to calculate the first annuity payment. The assumed investment rate of 3.5% is the percentage rate of return required to maintain level variable annuity payments. Subsequent variable annuity payments may be more or less than the first based on whether actual investment performance is higher or lower than the assumed investment rate of 3.5%.

VALUE OF AN ANNUITY UNIT

Annuity unit values for sub-accounts are determined by multiplying the net investment factor for the valuation period for which the annuity unit is being calculated by the immediately preceding valuation period's annuity unit value, and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum built into the variable payment annuity purchase rate basis in the contracts.

EXCHANGES AMONG UNDERLYING MUTUAL FUNDS

Exchanges among underlying mutual funds during annuitization must be in writing. Exchanges will occur on each anniversary of the annuitization date.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

Payments are made based on the annuity payment option selected, unless:

   - the amount to be distributed is less than $500, in which case Nationwide may make one lump sum payment of the contract value; or

   - an annuity payment would be less than $20, in which case Nationwide can change the frequency of payments to intervals that will result in payments of at least $20. Payments will be made at least annually.

ANNUITY PAYMENT OPTIONS

Contract owners must elect an annuity payment option before the annuitization date. The annuity payment options are:

(1) LIFE ANNUITY - An annuity payable periodically, but at least annually, for the lifetime of the annuitant. Payments will end upon the annuitant's death. For example, if the annuitant dies before the second annuity payment date, the annuitant will receive only one annuity payment. The annuitant will only receive two annuity payments if he or she dies before the third annuity payment date, and so on.

(2) JOINT AND LAST SURVIVOR ANNUITY - An annuity payable periodically, but at least annually, during the joint lifetimes of the annuitant and a designated second individual. If one of these parties dies, payments will continue for the lifetime of the survivor. As is the case under option 1, there is no guaranteed number of payments. Payments end upon the death of the last surviving party, regardless of the number of payments received.

(3) LIFE ANNUITY WITH 120 OR 240 MONTHLY PAYMENTS GUARANTEED - An annuity payable monthly during the lifetime of the annuitant. If the annuitant dies before all of the guaranteed payments have been made, payments will continue to the end of the guaranteed period and will be paid to a designee chosen by the annuitant at the time the annuity payment option was elected.

     The designee may elect to receive the present value of the remaining guaranteed payments in a lump sum. The present value will be computed as of the date Nationwide receives the notice of the annuitant's death.

Not all of the annuity payment options may be available in all states. Contract owners may request other options before the annuitization date. These options are subject to Nationwide's approval.

No distribution for Non-Qualified Contracts will be made until an annuity payment option has been elected. Qualified Contracts, IRAs, SEP IRAs and Tax Sheltered Annuities are subject to the "minimum distribution" requirements set forth in the plan, contract, and the Internal Revenue Code.

DEATH BENEFITS

DEATH OF CONTRACT OWNER - NON-QUALIFIED CONTRACTS

If the contract owner who is not the annuitant dies before the annuitization date, the contingent owner or the contract owner's estate becomes the contract owner, if elected to receive the distribution. If no election was made, the annuitant becomes the contract owner. The distribution will be made in accordance with the "Required Distributions for Non-Qualified Contracts" provision.

If the contract owner and annuitant are the same, and the contract owner/annuitant dies before the annuitization date, the contingent owner will not have any rights in the contract unless the contingent owner is also the beneficiary.

Distributions under Non-Qualified Contracts will be made pursuant to the "Required Distributions for Non-Qualified Contracts" provision.

DEATH OF ANNUITANT - NON-QUALIFIED CONTRACTS

If the annuitant who is not the contract owner dies before the annuitization date, a death benefit is payable to the beneficiary unless a contingent annuitant is named. If a contingent annuitant is named, the contingent annuitant becomes the annuitant and no death benefit is payable.

If no beneficiaries survive the annuitant, the contingent beneficiary(ies) receives the death benefit. Contingent beneficiaries will share the death benefit equally, unless otherwise specified.

If no beneficiaries or contingent beneficiaries survive the annuitant, the contract owner or the last surviving contract owner's estate will receive the death benefit.

If the annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

DEATH OF CONTRACT OWNER/ANNUITANT

If a contract owner who is also the annuitant dies before the annuitization date, a death benefit is payable according to the "Death of the Annuitant - Non-Qualified Contracts" provision.

If the contract owner/annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

HOW THE DEATH BENEFIT VALUE IS DETERMINED

The death benefit value is determined as of the date Nationwide receives:

   (1)      proper proof of the annuitant's death;

   (2)      an election specifying the distribution method; and

   (3)      any state required form(s).

The beneficiary may elect to receive the death benefit:

   (1)      in a lump sum;

   (2)      as an annuity; or

   (3)      in any other manner permitted by law and approved by Nationwide.

The beneficiary must notify Nationwide of this election within 60 days of the annuitant's death.

DEATH BENEFIT PAYMENT

For contracts issued on or after the later of May 1, 1998 or the date on which state insurance authorities approved applicable contract modifications:

If the annuitant dies prior to the first day of the calendar month after his or her 75th birthday and prior to the annuitization date, the dollar amount of the death benefit will be the greater of:

   1) the sum of all purchase payments increased at an annual rate of 5% simple interest from the date of each purchase payment for each year the payment has been in force, less an adjustment for amounts previously surrendered; or

   2)    the contract value.

     The adjustment for amounts surrendered will reduce item (1) above in the same proportion that the contract value was reduced on the date of the partial surrender.

If the annuitant dies prior to the annuitization date and on or after the first day of the calendar month after his or her 75th birthday, the death benefit will equal the contract value.

If the annuitant dies after the annuitization date, any payment that may be payable will be determined according to the selected annuity payment option.

For contracts issued prior to May 1, 1998 or the date prior to which state insurance authorities approved applicable contract modifications:

If the annuitant dies prior to the first day of the calendar month after his or her 75th birthday and prior to the annuitization date, the dollar amount of the death benefit will be the greater of:

   1)    the contract value; or

   2) the sum of all purchase payments increased at an annual rate of 5% simple interest from the date of each purchase payment for each year the payment has been in force, less any amounts surrendered.

If the annuitant dies prior to the annuitization date and on or after the first day of the calendar month after his or her 75th birthday, the death benefit will equal the contract value.

If the annuitant dies after the annuitization date, any payment that may be payable will be determined according to the selected annuity payment option.

DEATH BENEFIT PAYMENT FOR NEW YORK AND NORTH CAROLINA

Insurance regulations in the States of New York and North Carolina do not permit the death benefit as described above.

For contracts issued in the states of New York and North Carolina on or after the later of May 1, 1998 or the date on which state insurance authorities approve applicable contract modifications, the amount of the death benefit will be the greater of:

   - the sum of all purchase payments, less an adjustment for amounts surrendered; or

   -     the contract value.

For contracts issued in the states of New York and North Carolina prior to May 1, 1998 or a date on which state insurance authorities approved applicable contract modifications, the amount of the death benefit will be the greater of:

   -     the sum of all purchase payments, less any amounts surrendered; or

   -     the contract value.

If the annuitant dies prior to the annuitization date and on or after the first day of the calendar month after his or her 75th birthday, the death benefit will equal the contract value.

If the annuitant dies after the annuitization date, any payment that may be payable will be determined according to the selected annuity payment option.

REQUIRED DISTRIBUTIONS

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

Internal Revenue Code Section 72(s) requires Nationwide to make certain distributions when a contract owner dies. The following distributions will be made according to those requirements:

   1) If any contract owner dies on or after the annuitization date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.

   2) If any contract owner dies before the annuitization date, then the entire interest in the contract (consisting of either the death benefit or the contract value reduced by charges set forth elsewhere in the contract) will be distributed within 5 years of the contract owner's death, provided however:

         a) any interest payable to or for the benefit of a natural person (referred to herein as a "designated beneficiary"), may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary. Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; or

         b) if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit. Any distributions required under these distribution rules will be made upon that spouse's death.

In the event that the contract owner is not a natural person (e.g., a trust or corporation), then, for purposes of these distribution provisions:

   a) the death of the annuitant will be treated as the death of a contract owner;

   b) any change of annuitant will be treated as the death of a contract owner; and

   c) in either case, the appropriate distribution will be made upon the death or change, as the case may be.

These distribution provisions do not apply to any contract exempt from Section 72(s) of the Internal Revenue Code by reason of Section 72(s)(5) or any other law or rule.

The designated beneficiary must elect a method of distribution and notify Nationwide of this election within 60 days of the contract owner's death.

REQUIRED DISTRIBUTIONS FOR QUALIFIED PLANS OR TAX SHELTERED ANNUITIES

Distributions from Qualified Contracts or Tax Sheltered Annuities will be made according to the Minimum Distribution and Incidental Benefit ("MDIB") provisions of Section 401(a)(9) of the Internal Revenue Code. Distributions will be made to the annuitant according to the selected annuity payment option over a period not longer than:

   a) the life of the annuitant or the joint lives of the annuitant and the annuitant's designated beneficiary; or

   b) a period not longer than the life expectancy of the annuitant or the joint life expectancies of the annuitant and the annuitant's designated beneficiary.

Required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Tax Sheltered Annuity of the annuitant.

If the annuitant's entire interest in a Qualified Plan or Tax Sheltered Annuity will be distributed in equal or substantially equal payments over a period described in a) or b), the payments will begin on the required beginning date. The required beginning date is the later of:

a) April 1 of the calendar year following the calendar year in which the annuitant reaches age 70 1/2; or

b)  the annuitant's retirement date.

Provision b) does not apply to any employee who is a 5% owner (as defined in
Section 416 of the Internal Revenue Code) with respect to the plan year ending in the calendar year when the employee attains the age of 70 1/2.

Distributions commencing on the required distribution date must satisfy MDIB provisions set forth in the Internal Revenue Code. Those provisions require that distribution cannot be less than the amount determined by dividing the annuitant's interest in the Tax Sheltered Annuity by the end of the previous calendar year by: a) the annuitant's life expectancy, or if applicable; b) the joint and survivor life expectancy of the annuitant and the annuitant's beneficiary.

The life expectancies and joint life expectancies are determined by reference to Treasury Regulation 1.72-9.

If the annuitant dies before distributions begin, the interest in the Qualified Contract or Tax Sheltered Annuity must be distributed by December 31 of the calendar year in which the fifth anniversary of the annuitant's death occurs unless:

   a) the annuitant names his or her surviving spouse as the beneficiary and the spouse chooses to receive distribution of the contract in substantially equal payments over his or her life (or a period not longer than his or her life expectancy) and beginning no later than December 31 of the year in which the annuitant would have attained age 70 1/2; or

   b) the annuitant names a beneficiary other than his or her surviving spouse and the beneficiary elects to receive distribution of the contract in substantially equal payments over his or her life (or a period not longer than his or her life expectancy) beginning no later than December 31 of the year following the year in which the annuitant dies.

If the annuitant dies after distributions have begun, distributions must continue at least as rapidly as under the schedule used before the annuitant's death.

If distribution requirements are not met, a penalty tax of 50% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

REQUIRED DISTRIBUTIONS FOR INDIVIDUAL RETIREMENT ANNUITIES OR SEP IRAS

Distributions from an IRAs or SEP IRA must begin no later than April 1 of the calendar year following the calendar year in which the contract owner reaches age 70 1/2. Distribution may be paid in a lump sum or in substantially equal payments over:

   a) the contract owner's life or the lives of the contract owner and his or her spouse or designated beneficiary; or

   b) a period not longer than the life expectancy of the contract owner or the joint life expectancy of the contract owner and the contract owner's designated beneficiary.

If the contract owner dies before distributions begin, the interest in the IRAs or SEP IRA must be distributed by December 31 of the calendar year in which the fifth anniversary of the contract owner's death occurs, unless:

   a) the contract owner names his or her surviving spouse as the beneficiary and such spouse chooses to:

         1) treat the contract as an IRA or SEP IRA established for his or her benefit; or

         2) receive distribution of the contract in substantially equal payments over his or her life (or a period not longer than his or her life expectancy) and beginning no later than December 31 of the year in which the contract owner would have reached age 70 1/2; or

b) the contract owner names a beneficiary other than his or her surviving spouse and such beneficiary elects to receive a distribution of the contract in substantially equal payments over his or her life (or a period not longer than his or her life expectancy) beginning no later than December 31 of the year following the year of the contract owner's death.

Required distributions do not have to be withdrawn from this contract if they are being withdrawn from another IRA, SEP IRA or Individual Retirement Account of the contract owner.

If the contract owner dies after distributions have begun, distributions must continue at least as rapidly as under the schedule being used before the contract owner's death. However, a surviving spouse who is the beneficiary under the annuity payment option may treat the contract as his or her own, in the same manner as is described in section (a)(1) of this provision.

If distribution requirements are not met, a penalty tax of 50% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

A portion of each distribution will be included in the recipient's gross income and taxed at ordinary income tax rates. The portion of a distribution which is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non-taxable distributions and total account balances at the time of the distribution. The owner of an IRA or SEP IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed non-taxable distributions for all years, and the total balance of all Individual Retirement Annuities.

IRA or SEP IRA distributions will not receive the favorable tax treatment of a lump sum distribution from a Qualified Plan. If the contract owner dies before the entire interest in the contract has been distributed, the balance will also be included in his or her gross estate.

Simplified Employee Pensions (SEPS) and Salary Reduction Simplified Employee Pensions (SAR SEPS), described in Internal Revenue Code Section 408(k) are taxed in a manner similar to IRAs, and are subject to similar distribution requirements as IRAs. SAR SEPs cannot be established after 1996.

REQUIRED DISTRIBUTIONS FOR ROTH IRAS

The rules for Roth IRAs do not require distributions to begin during the contract owner's lifetime.

When the contract owner dies, the interest in the Roth IRA must be distributed by December 31 of the calendar year in which the fifth anniversary of his or her death occurs, unless:

   a) the contract owner names his or her surviving spouse as the beneficiary and the spouse chooses to:

         1) treat the contract as a Roth IRA established for his or her benefit; or

         2) receive distribution of the contract in substantially equal payments over his or her life (or a period not longer than his or her life expectancy) and beginning no later than December 31 of the year following the year in which the contract owner would have reached age 70 1/2; or

   b) the contract owner names a beneficiary other than his or her surviving spouse and the beneficiary chooses to receive distribution of the contract in substantially equal payments over his or her life (or a period not longer than his or her life expectancy) beginning no later than December 31 of the year following the year in which the contract owner dies.

Distributions from Roth IRAs may be either taxable or nontaxable, depending upon whether they are "qualified distributions" or "non-qualified distributions" (see "Federal Tax Considerations").

FEDERAL TAX CONSIDERATIONS

FEDERAL INCOME TAXES

Tax advantages that may be associated with the contracts described in this prospectus will depend on:

   -     the type of contract purchased;

   -     the purposes for which the contract is purchased; and

   - the personal circumstances of individual investors having interests in the contracts.

See "Synopsis of the Contracts" for a brief description of the various types of contracts and the different purposes for which the contracts may be purchased.

Existing tax rules are subject to change, and may affect individuals differently depending on their situation. Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.

If the contract is purchased as an investment of certain retirement plans (such as qualified retirement plans, Individual Retirement Accounts, and custodial accounts as described in Sections 401, 408(a), and 403(b)(7) of the Internal Revenue Code), tax advantages enjoyed by the contract owner and/or annuitant may relate to participation in the plan rather than ownership of the annuity contract. Such plans are permitted to purchase investments other than annuities and retain tax-deferred status.

The following is a brief summary of some of the federal income tax considerations related to the contracts. In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes. The tax rules across all states and localities are not uniform and therefore will not be discussed in this prospectus. Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed. Nothing in this prospectus should be considered to be tax advice. Contract owners and prospective contract owners are encouraged to consult a financial consultant, tax advisor or legal counsel to discuss the taxation and use of the contracts.

The Internal Revenue Code sets forth different income tax rules for the following types of annuity contracts:

   -     IRAs;

   -     SEP IRAs

   -     Roth IRAs;

   -     Tax Sheltered Annuities; and

   -     "Non-Qualified Annuities."

This discussion is not intended to serve as tax advice. Contract owners should consult a financial consultant, legal counsel or tax advisor to discuss in detail the taxation and the use of the contracts.

IRAs and SEP IRAs

Distributions from IRAs and SEP IRAs are generally taxed when received. If any of the amount contributed to the IRA was nondeductible for federal income tax purposes, then a portion of each distribution is excludable from income.

If distributions of income from an IRA are made prior to the date that the owner attains the age of 59 1/2 years, the income is subject to both the regular income tax and an additional penalty tax of 10%. The penalty tax can be avoided if the distribution is:

   -     made to a beneficiary on or after the death of the owner;

   - attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

   - part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

   -     used for qualified higher education expenses; or

   - used for expenses attributable to the purchase of a home for a qualified first-time buyer.

Roth IRAs

Distributions of earnings from Roth IRAs are taxable or nontaxable depending upon whether they are "qualified distributions" or "non-qualified distributions." A "qualified distribution" is one that satisfies the five-year rule and meets one of the following requirements:

   - it is made on or after the date on which the contract owner attains age 59 1/2;

   - it is made to a beneficiary (or the contract owner's estate) on or after the death of the contract owner;

   -     it is attributable to the contract owner's disability; or

   - it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.

The five-year rule generally is satisfied if the distribution is not made within the five taxable year period beginning with the first taxable year in which a contribution is made to any Roth IRA established for the owner.

A qualified distribution is not included in gross income for federal income tax purposes.

A non-qualified distribution is not includible in gross income to the extent that the distribution, when added to all previous distributions, does not exceed that total amount of contributions made to the Roth IRA. Any non-qualified distribution in excess of the aggregate amount of contributions will be included in the contract owner's gross income in the year that is distributed to the contract owner.

Special rules apply for Roth IRAs that have proceeds received from an IRA prior to January 1, 1999 if the owner elected the special 4-year income averaging provisions that were in effect for 1998.

If non-qualified distributions of income from a Roth IRA are made prior to the date that the owner attains the age of 59 1/2 years, the income is subject to both the regular income tax and an additional penalty tax of 10%. The penalty tax can be avoided if the distribution is:

   -     made to a beneficiary on or after the death of the owner;

   - attributable to the owner becoming disabled as defined in the Internal Revenue Code;

   - part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

   -     for qualified higher education expenses; or

   - used for expenses attributable to the purchase of a home for a qualified first-time buyer.


If the contract owner dies before the contract is completely distributed, the balance may be included in the contract owner's gross estate for tax purposes.

Tax Sheltered Annuities

Distributions from Tax Sheltered Annuities are generally taxed when received. A portion of each distribution is excludable from income based on a formula established pursuant to the Internal Revenue Code. The formula excludes from income the amount invested in the contract divided by the number of anticipated payments until the full investment in the contract is recovered. Thereafter all distributions are fully taxable.

If a distribution of income is made from a Tax Sheltered Annuity prior to the date that the owner attains the age of 59 1/2 years, the income is subject to both the regular income tax and an additional penalty tax of 10%. The penalty tax can be avoided if the distribution is:

   -     made to a beneficiary on or after the death of the owner;

   - attributable to the owner becoming disabled as defined in the Internal Revenue Code;

   - part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

   -     for qualified higher education expenses;

   - used for expenses attributable to the purchase of a home for a qualified first-time buyer; or

   - made to the owner after separation from service with his or her employer after age 55.

Non-Qualified Contracts - Natural Persons as Contract Owners

Generally, the income earned inside a Non-Qualified Annuity Contract that is owned by a natural person is not taxable until it is distributed from the contract.

Distributions before the annuitization date are taxable to the contract owner to the extent that the cash value of the contract exceeds the contract owner's investment at the time of the distribution. Distributions, for this purpose, include partial surrenders, any portion of the contract that is assigned or pledged, or any portion of the contract that is transferred by gift. For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.

With respect to annuity distributions on or after the annuitization date, a portion of each annuity payment is excludable from taxable income. The amount excludable is based on the ratio between the contract owner's investment in the contract and the expected return on the contract. Once the entire investment in the contract is recovered, all distributions are fully includable in income. The maximum amount excludable from income is the investment in the contract. If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.

In determining the taxable amount of a distribution, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.

A special rule applies to distributions from contracts that have investments that were made prior to August 14, 1982. For those contracts, distributions that are made prior to the annuitization date are treated first as a recovery of the investment in the contract as of that date. A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.

The Internal Revenue Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59 1/2. The amount of the penalty is 10% of the portion of any distribution that is includible in gross income. The penalty tax does not apply if the distribution is:

   -     the result of a contract owner's death;

   - the result of a contract owner's disability, as defined in the Internal Revenue Code;

   - one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner; or

   -     is allocable to an investment in the contract before August 14, 1982.

Non-Qualified Contracts - Non-Natural Persons as Contract Owners

The previous discussion related to the taxation of Non-Qualified Contracts owned by individuals. Different rules (the so-called "non-natural persons" rules) apply if the contract owner is not a natural person.

Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts under the Internal Revenue Code. Therefore, income earned under a Non-Qualified Contract that is owned by a non-natural person is taxed as ordinary income during the taxable year that it is earned. Taxation is not deferred, even if the income is not distributed out of the contract. The income is taxable as ordinary income, not capital gain.

The non-natural persons rules do not apply to all entity-owned contracts. A contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual. This would cause the contract to be treated as an annuity under the Internal Revenue Code, allowing tax deferral. However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.

The non-natural persons rules also do not apply to contracts that are:

   - acquired by the estate of a decedent by reason of the death of the decedent;

   - issued in connection with certain qualified retirement plans and individual retirement plans;

   - purchased by an employer upon the termination of certain qualified retirement plans.

WITHHOLDING

Pre-death distributions from the contracts are subject to federal income tax. Nationwide will withhold the tax from the distributions unless the contract owner requests otherwise. If the distribution is from a Tax Sheltered Annuity, it will be subject to mandatory 20% withholding that cannot be waived, unless:

   - the distribution is made directly to another Tax Sheltered Annuity or an IRA; or

   - the distribution satisfies the minimum distribution requirements imposed by the Internal Revenue Code.

In addition, contract owners may not waive withholding if the distribution is subject to mandatory back-up withholding (if no taxpayer identification number is given or if the Internal Revenue Service notifies Nationwide that mandatory back-up withholding is required). Mandatory back-up withholding rates are 31% of income that is distributed.

NON-RESIDENT ALIENS

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed. Nationwide is required to withhold this amount and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must:

   1) provide Nationwide with proof of residency and citizenship (in accordance with Internal Revenue Service requirements); and

   2)    provide Nationwide with an individual taxpayer identification number.

If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.

Another way to avoid the 30% withholding is for the non-resident alien to provide Nationwide with sufficient evidence that:

   1) the distribution is connected to the non-resident alien's conduct of business in the United States; and

   2) the distribution is includible in the non-resident alien's gross income for United States federal income tax purposes.

Note that these distributions may be subject to back-up withholding, currently 31%, if a correct taxpayer identification number is not provided.

FEDERAL ESTATE, GIFT, AND GENERATION SKIPPING TRANSFER TAXES

The following transfers may be considered a gift for federal gift tax purposes:

   -     a transfer of the contract from one contract owner to another; or

   -     a distribution to someone other than a contract owner.

Upon the contract owner's death, the value of the contract may subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.

Section 2612 of the Internal Revenue Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any. A direct skip is when property is transferred to, or a death benefit or other distribution is made to:

   a) an individual who is two or more generations younger than the contract owner; or

   b) certain trusts, as described in Section 2613 of the Internal Revenue Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the contract owner).

If the contract owner is not an individual, then for this purpose ONLY, "contract owner" refers to any person:

   - who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or

   - who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.

If a transfer is a direct skip, Nationwide will deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.

CHARGE FOR TAX

Nationwide is not required to maintain a capital gain reserve liability on Non-Qualified Contracts. If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.

DIVERSIFICATION

Internal Revenue Code Section 817(h) contains rules on diversification requirements for variable annuity contracts. A variable annuity contract that does not meet these diversification requirements will not be treated as an annuity, unless:

   -     the failure to diversify was accidental;

   -     the failure is corrected; and

   -     a fine is paid to the Internal Revenue Service.

The amount of the fine will be the amount of tax that would have been paid by the contract owner if the income, for the period the contract was not diversified, had been received by the contract owner.

If the violation is not corrected, the contract owner will be considered the owner of the underlying securities and will be taxed on the earnings of his or her contract. Nationwide believes that the investments underlying this contract meet these diversification requirements.

TAX CHANGES

The foregoing tax information is based on Nationwide's understanding of federal tax laws. It is NOT intended as tax advice. All information is subject to change without notice. For more details, contact your personal tax and/or financial advisor.

STATEMENTS AND REPORTS

Nationwide will mail contract owners statements and reports. Therefore, contract owners should promptly notify Nationwide of any address change.

These mailings will contain:

   -     statements showing the contract's quarterly activity;

   - confirmation statements showing transactions that affect the contract's value. Confirmation statements will not be sent for recurring transactions (i.e., dollar cost averaging or salary reduction programs). Instead, confirmation of recurring transactions will appear in the contract's quarterly statements;

   - semi-annual reports as of June 30 containing financial statements for the variable account; and

   - annual reports as of December 31 containing financial statements for the variable account.

Contract owners should review statements and confirmations carefully. All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the contract. Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

In November 1997, two plaintiffs, one who was the owner of a variable life insurance contract and the other who was the owner of a variable annuity contract, commenced a lawsuit in a federal court in Texas against Nationwide and the American Century group of defendants (Robert Young and David D. Distad v. Nationwide Life Insurance Company et al.). In this lawsuit, plaintiffs sought to represent a class of variable life insurance contract owners and variable annuity contract owners whom they claim were allegedly misled when purchasing these variable contracts into believing that the performance of their underlying mutual fund option managed by American Century, whose shares may only be purchased by insurance companies, would track the performance of a mutual fund, also managed by American Century, whose shares are publicly traded. The amended complaint seeks unspecified compensatory and punitive damages. On April 27, 1998, the District Court denied, in part, and granted, in part, motions to dismiss the complaint filed by Nationwide and American Century. The remaining claims against Nationwide allege securities fraud, common law fraud, civil conspiracy, and breach of contract. The District Court, on December 2, 1998, issued an order denying plaintiffs' motion for class certification and the appeals court declined to review the order denying class certification upon interlocutory appeal. On June 11, 1999, the District Court denied the plaintiffs' motion to amend their complaint and reconsider class certification. In January 2000 Nationwide and American Century settled this lawsuit now limited to the claims of the two named plaintiffs. On February 9, 2000 the court dismissed this lawsuit with prejudice.

On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named Nationwide affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, Nationwide and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by Nationwide and other named defendants. Nationwide intends to defend this lawsuit vigorously.

There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on Nationwide in the future.

The general distributor, NISC, is not engaged in any litigation of any material nature.

ADVERTISING AND SUB-ACCOUNT PERFORMANCE SUMMARY

ADVERTISING

A "yield" and "effective yield" may be advertised for the NSAT-Money Market Fund. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the NSAT-Money Market Fund's units. Yield is an annualized figure, which means that it is assumed that the NSAT-Money Market Fund generates the same level of net income over a 52-week period. The "effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the SEC. The effective yield will be slightly higher than yield due to this compounding effect.

Nationwide may advertise the performance of a sub-account in relation to the performance of other variable annuity sub-accounts, underlying mutual fund options with similar or different objectives, or the investment industry as a whole. Other investments to which the sub-accounts may be compared include, but are not limited to:

   - precious metals;

   - real estate;

   - stocks and bonds;

   - closed-end funds;

   - bank money market deposit accounts and passbook savings;

   - CDs; and

   - the Consumer Price Index.

Market Indexes

The sub-accounts will be compared to certain market indexes, such as:

   - S&P 500;

   - Shearson/Lehman Intermediate Government/Corporate Bond Index;

   - Shearson/Lehman Long-Term Government/Corporate Bond Index;

   - Donoghue Money Fund Average;

   - U.S. Treasury Note Index;

   - Bank Rate Monitor National Index of 2 1/2 Year CD Rates; and

   - Dow Jones Industrial Average.

Tracking & Rating Services; Publications

Nationwide's rankings and ratings are sometimes published by other services, such as:
   -     Lipper Analytical Services; Inc.,
   -     CDA/Wiesenberger;
   -     Morningstar;
   -     Donoghue's;
   -     magazines such as:
         -   Money;
         -   Forbes;
         -   Kiplinger's Personal Finance Magazine;
         -   Financial World;
         -   Consumer Reports;
         -   Business Week;
         -   Time;
         -   Newsweek;
         -   National Underwriter; and
         -   News and World Report;
   -     LIMRA;
   -     Value;
   -     Best's Agent Guide;
   -     Western Annuity Guide;
   -     Comparative Annuity Reports;
   -     Wall Street Journal;
   -     Barron's;

   -     Investor's Daily;
   -     Standard & Poor's Outlook; and
   -     Variable Annuity Research & Data Service (The VARDS Report).

These rating services and publications rank the underlying mutual funds' performance against other funds. These rankings may or may not include the effects of sales charges or other fees.

Financial Rating Services

Nationwide is also ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company. Nationwide may advertise these ratings. These ratings reflect Nationwide's financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the variable account.

Some Nationwide advertisements and endorsements may include lists of organizations, individuals or other parties that recommend Nationwide or the contract. Furthermore, Nationwide may occasionally advertise comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Historical Performance of the Sub-Accounts

Nationwide will advertise historical performance of the sub-accounts. Nationwide may advertise for the sub-account's standardized "average annual total return," calculated in a manner prescribed by the SEC, and nonstandardized "total return." Average annual total return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year periods (or for a period covering the time the underlying mutual fund has been available in the variable account if it has not been available for one of the prescribed periods). This calculation reflects the standard 7-year CDSC schedule and the deduction of all charges that could be made to the contracts, except for premium taxes, which may be imposed by certain states.

Nonstandardized "total return," calculated similar to standardized "average annual total return," shows the percentage rate of return of a hypothetical initial investment of $10,000 for the most recent one, five and ten year periods (or for a period covering the time the underlying mutual fund has been in existence). For those underlying mutual funds which have not been available for one of the prescribed periods, the nonstandardized total return illustrations will show the investment performance the underlying mutual funds would have achieved (reduced by the same charges except the CDSC) had they been available in the variable account for one of the periods. The CDSC is not reflected because the contracts are designed for long term investment. The CDSC, if reflected, would decrease the level of performance shown. An initial investment of $10,000 is assumed because that amount is closer to the size of a typical contract than $1,000, which was used in calculating the standardized average annual total return.

The standardized average annual total return and nonstandardized total return quotations are calculated using data for the period ended December 31, 1999. However, Nationwide generally provides performance information more frequently. If the underlying mutual fund has been available in the variable account for less than one year (or if the underlying mutual fund has been effective for less than one year), standardized and non-standardized return is not annualized. Information relating to performance of the sub-accounts is based on historical earnings and does not represent or guarantee future results.

UNDERLYING MUTUAL FUND PERFORMANCE SUMMARY


STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                                                 10 YEARS OR DATE    DATE FUND ADDED
                                                                                 FUND AVAILABLE IN     TO VARIABLE
                                              1 YEAR TO         5 YEARS TO      VARIABLE ACCOUNT TO      ACCOUNT
           SUB-ACCOUNT OPTIONS                 12/31/99          03/31/99            12/31/99
American Century VP Advantage                     3.27%           9.74%               8.01%              05/02/94
American Century VP Capital Appreciation         52.39%           9.71%               7.65%              05/02/94
Dreyfus Stock Index Fund                          9.04%          24.23%              20.99%              05/02/94
Fidelity VIP Equity-Income Portfolio             -5.05%          14.67%              13.30%              05/02/94
NSAT Govt. Bond Fund                            -13.15%           2.97%               2.13%              05/02/94
NSAT Money Market Fund                           -6.51%           0.40%               0.29%              05/02/94
NSAT Total Return Fund                           -4.45%          16.85%              14.23%              05/02/94
Neuberger Berman AMT Balanced Portfolio          21.83%          14.54%              11.66%              05/02/94

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                               1 YEAR TO        5 YEARS TO     10 YEARS TO 12/31/99      DATE FUND
           SUB-ACCOUNT OPTIONS                 12/31/99          03/31/99         OR LIFE OF FUND        EFFECTIVE
American Century VP Advantage                   12.97%            12.39%              8.64%              08/01/91
American Century VP Capital Appreciation        62.09%            12.58%              9.73%              11/20/87
Dreyfus Stock Index Fund                        18.74%            26.22%             15.96%              09/29/89
Fidelity VIP Equity-Income Portfolio             4.65%            16.87%             12.79%              10/09/86
NSAT Govt. Bond Fund                            -3.92%             5.82%              6.05%              11/08/82
NSAT Money Market Fund                           3.19%             3.58%              3.38%              11/10/81
NSAT Total Return Fund                           5.25%            19.01%             13.09%              11/08/82
Neuberger Berman AMT Balanced Portfolio         31.53%            17.03%             10.97%              02/28/89

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
                                                                 PAGE
General Information and History.....................................1
Services............................................................1
Purchase of Securities Being Offered................................2
Underwriters........................................................2
Calculation of Performance..........................................2
Annuity Payments....................................................3
Financial Statements................................................4

APPENDIX A:  OBJECTIVES FOR UNDERLYING MUTUAL FUNDS


The underlying mutual funds listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.

There is no guarantee that the investment objectives will be met.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS
American Century Variable Portfolios, Inc. was organized as a Maryland corporation in 1987. It is a diversified, open-end management investment company, which offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc.

   AMERICAN CENTURY VP ADVANTAGE
   Investment Objective: Current income and capital growth. The Fund will seek to achieve its objective by investing in three types of securities. The Fund's investment manager intends to invest approximately (i) 20% of the Fund's assets in securities of the United States government and its agencies and instrumentalities and repurchase agreements collateralized by such securities with a weighted average maturity of six months or less, i.e., cash or cash equivalents; (ii) 40% of the Fund's assets in fixed income securities of the United States government and its agencies and instrumentalities with a weighted average maturity of three to ten years; and (iii) 40% of the Fund's assets in equity securities that are considered by management to have better-than-average prospects for appreciation. Assets will be purchased or sold, as the case may be, as is necessary in response to changes in market value to maintain the asset mix of the Fund's portfolio at approximately 60% cash, cash equivalents and fixed income securities and 40% equity securities. There can be no assurance that the Fund will achieve its investment objective.

   AMERICAN CENTURY VP BALANCED
   Investment Objective: Capital growth and current income. The Fund will seek to achieve its objective by maintaining approximately 60% of the assets of the Fund in common stocks (including securities convertible into common stocks and other equity equivalents) that are considered by management to have better-than-average prospects for appreciation and approximately 40% in fixed income securities. A minimum of 25% of the fixed income portion of the Fund will be invested in fixed income senior securities. There can be no assurance that the Fund will achieve its investment objective.

   AMERICAN CENTURY VP CAPITAL APPRECIATION
   Investment Objective: Capital growth. The Fund will seek to achieve its objective by investing in common stocks (including securities convertible into common stocks and other equity equivalents) that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of stock prices generally.

   The Fund may invest in cash and cash equivalents temporarily or when it is unable to find common stocks meeting its criteria of selection. It may purchase securities only of companies that have a record of at least three years continuous operation. There can be no assurance that the Fund will achieve its investment objectives.

   (Although the Statement of Additional Information concerning American Century Variable Portfolios, Inc. refers to redemptions of securities in kind under certain conditions, all surrendering or redeeming Contract Owners will receive cash from the Company.)

DREYFUS STOCK INDEX FUND, INC.
The Dreyfus Stock Index Fund is an open-end, non-diversified, management investment company. It was incorporated under Maryland law on January 24, 1989, and commenced operations on September 29, 1989. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

Investment Objective: To provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
The Fidelity Variable Insurance Products Fund ("VIP") is an open-end, diversified, management investment company, organized as a Massachusetts business trust on November 13, 1981. Shares of the VIP are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") is the manager for the VIP Fund and its portfolios.

   VIP EQUITY-INCOME PORTFOLIO
   Investment Objective: Reasonable income by investing primarily in income-producing equity securities. In choosing these securities, FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

   NATIONWIDE SEPARATE ACCOUNT TRUST

   Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. Villanova Mutual Fund Capital Trust ("VMF"), an indirect subsidiary of Nationwide Financial Services Inc., is the investment adviser.

   NSAT - GOVERNMENT BOND FUND
   Investment Objective: As high a level of income as is consistent with the preservation of capital by investing in a diversified portfolio of securities issued or backed by the U.S. government, its agencies or instrumentalities.

   NSAT - MONEY MARKET FUND
   Investment Objective: The Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

   NSAT - TOTAL RETURN FUND
   Investment Objective: The investment objective of the Fund is to obtain a reasonable, long-term total return on invested capital.

NEUBERGER  BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman Advisers Management Trust ("NB AMT") is an open-end diversified management investment company. Shares of the series of NB AMT are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context. The investment adviser is Neuberger Berman Management Incorporated.

   AMT BALANCED PORTFOLIO
   Investment Objective: To provide long-term capital growth and reasonable current income without undue risk to principal. The Balanced Portfolio will seek to achieve its objective through investment of a portion of its assets in common stocks and a portion of its assets in debt securities. The investment adviser anticipates that the Balanced Portfolio's investments will normally be managed so that approximately 60% of the Portfolio's total assets will be invested in common stocks and the remaining assets will be invested in debt securities. However, depending on the investment adviser's views regarding current market trends, the common stock portion of the Portfolio's investments may be adjusted downward to as low as 50% or upward to as high as 70%. At least 25% of the Portfolio's assets will be invested in fixed income senior securities.

APPENDIX B: CONDENSED FINANCIAL INFORMATION
Accumulation units values for an accumulation unit outstanding throughout the period.


                             ACCUMULATION       ACCUMULATION                             NUMBER OF
                              UNIT VALUE         UNIT VALUE      PERCENT CHANGE IN     ACCUMULATION
       UNDERLYING            AT BEGINNING          AT END        ACCUMULATION UNIT    UNITS AT END OF
       MUTUAL FUND             OF PERIOD          OF PERIOD            VALUE            THE PERIOD        YEAR
American Century               18.104123           20.506237          13.27%              17,347          1999
Variable Portfolios,           15.651770           18.104123          15.67%              14,879          1998
Inc.- American Century         14.055040           15.651770          11.36%              11,122          1997
VP Advantage-Q                 13.035463           14.055040           7.82%               9,351          1996
                               11.312248           13.035463          15.23%               8,377          1995
                               11.343435           11.312248          -0.27%               3,882          1994
American Century               18.104123           20.506237          13.27%               7,659          1999
Variable Portfolios,           15.651770           18.104123          15.67%               7,744          1998
Inc.- American Century         14.055040           15.651770          11.36%               7,682          1997
VP Advantage-NQ                13.035463           14.055040           7.82%               8,099          1996
                               11.312248           13.035463          15.23%               8,353          1995
                               11.343435           11.312248          -0.27%               6,887          1994
American Century               10.000000           10.579044           5.79%                 212          1999
Variable Portfolios,
Inc.-American Century
VP Balanced-Q
American Century               10.000000           10.579044           5.79%                   0          1999
Variable Portfolios,
Inc.-American Century
VP Balanced-NQ
American Century               14.321327           23.256156          62.39%              53,128          1999
Variable Portfolios,           14.829811           14.321327          -3.43%              62,745          1998
Inc.- American Century         15.531281           14.829811          -4.52%              80,973          1997
VP Capital                     16.447846           15.531281          -5.57%              77,626          1996
Appreciation-Q                 12.711014           16.447846          29.40%              62,673          1995
                               13.030369           12.711014          -2.45%              42,410          1994
American Century               14.321327           23.256156          62.39%               6,988          1999
Variable Portfolios,           14.829811           14.321327          -3.43%               7,654          1998
Inc.- American Century         15.531281           14.829811          -4.52%              10,383          1997
VP Capital                     16.447846           15.531281          -5.57%              14,026          1996
Appreciation-NQ                12.711014           16.447846          29.40%              12,894          1995
                               13.030369           12.711014          -2.45%              10,991          1994
Dreyfus Stock Index            27.730490           33.009632          19.04%              79,884          1999
Fund, Inc.- Q                  21.913276           27.730490          26.55%              72,241          1998
                               16.698256           21.913276          31.23%              76,005          1997
                               13.807559           16.698256          20.94%              48,939          1996
                               10.227308           13.807559          35.01%              31,487          1995
                               10.271065           10.227308          -0.43%              17,446          1994
Dreyfus Stock Index            27.730490           33.009632          19.04%              15,464          1999
Fund, Inc. - NQ                21.913276           27.730490          26.55%              15,646          1998
                               16.698256           21.913276          31.23%              14,986          1997
                               13.807559           16.698256          20.94%              13,798          1996
                               10.227308           13.807559          35.01%              12,941          1995
                               10.271065           10.227308          -0.43%              13,074          1994


                             ACCUMULATION       ACCUMULATION                             NUMBER OF
                              UNIT VALUE         UNIT VALUE      PERCENT CHANGE IN     ACCUMULATION
       UNDERLYING            AT BEGINNING          AT END        ACCUMULATION UNIT    UNITS AT END OF
       MUTUAL FUND             OF PERIOD          OF PERIOD            VALUE            THE PERIOD        YEAR
Fidelity VIP                    22.645632         23.766053            4.95%             169,371          1999
Equity Income                   20.553936         22.645632           10.18%             191,664          1998
Portfolio - Q                   16.255386         20.553936           26.44%             217,475          1997
                                14.412060         16.255386           12.79%             193,347          1996
                                10.808255         14.412060           33.34%             150,246          1995
                                10.227513         10.808255            5.68%             108,754          1994
Fidelity VIP                    22.645632         23.766053            4.95%              27,282          1999
Equity Income                   20.553936         22.645632           10.18%              29,994          1998
Portfolio - NQ                  16.255386         20.553936           26.44%              36,442          1997
                                14.412060         16.255386           12.79%              39,032          1996
                                10.808255         14.412060           33.34%              36,522          1995
                                10.227513         10.808255            5.68%              30,785          1994
NSAT - Government               35.013105         33.746688           -3.62%              81,945          1999
Bond Fund - Q                   32.572519         35.013105            7.49%              10,242          1998
                                30.092479         32.572519            8.24%              15,010          1997
                                29.463573         30.092479            2.13%              13,708          1996
                                25.138302         29.463573           17.21%              12,624          1995
                                26.318797         25.138302           -4.49%               9,598          1994
NSAT - Government               35.026017         33.759140           -3.62%               9,730          1999
Bond Fund - NQ                  32.584532         35.026017            7.49%               9,698          1998
                                30.103580         32.584532            8.24%               9,788          1997
                                29.474435         30.103580            2.13%               9,816          1996
                                25.147577         29.474435           17.21%               9,712          1995
                                26.328516         25.147577           -4.49%              13,286          1994
NSAT - Money Market             21.944976         22.709765            3.49%              22,769          1999
Fund - Q*                       21.120495         21.944976            3.90%              22,515          1998
                                20.329483         21.120495            3.89%              25,727          1997
                                19.595876         20.329483            3.74%              18,943          1996
                                18.790546         19.595876            4.29%              15,599          1995
                                18.325918         18.790546            2.54%              10,092          1994
NSAT - Money Market             23.843612         24.674569            3.49%                   0          1999
Fund - NQ*                      22.947799         23.843612            3.90%                   0          1998
                                22.088348         22.947799            3.89%                   0          1997
                                21.291272         22.088348            3.74%                 300          1996
                                20.416267         21.291272            4.29%                 300          1995
                                19.911440         20.416267            2.54%                   0          1994
NSAT - Total Return             92.558757         97.698445            5.55%              22,633          1999
Fund - Q                        79.422176         92.558757           16.54%              23,578          1998
                                62.170693         79.422176           27.75%              28,700          1997
                                51.701438         62.170693           20.25%              25,126          1996
                                40.575816         51.701438           27.42%              20,057          1995
                                40.671816         40.575816           -0.24%              13,191          1994
NSAT - Total Return             89.896489         94.888344            5.55%               5,137          1999
Fund - NQ                       77.137765         89.896489           16.54%               5,297          1998
                                60.382482         77.137765           27.75%               5,568          1997
                                50.214359         60.382482           20.25%               5,547          1996
                                39.408735         50.214359           27.42%               5,365          1995
                                39.501981         39.408735           -0.24%               3,179          1994

*The 7-day yield on the NSAT - Money Market Fund as of December 31, 1999 was 4.08%.


                             ACCUMULATION       ACCUMULATION                             NUMBER OF
                              UNIT VALUE         UNIT VALUE      PERCENT CHANGE IN     ACCUMULATION
       UNDERLYING            AT BEGINNING          AT END        ACCUMULATION UNIT    UNITS AT END OF
       MUTUAL FUND             OF PERIOD          OF PERIOD            VALUE            THE PERIOD        YEAR
Neuberger Berman               20.316082          26.782503             31.83%            35,005          1999
Advisers Management            18.349145          20.316082             10.72%            43,424          1998
Trust-Balanced                 15.563120          18.349145             17.90%            50,098          1997
Portfolio - Q                  14.753402          15.563120              5.49%            47,651          1996
                               12.077573          14.753402             22.16%            40,040          1995
                               12.661508          12.077573             -4.61%            28,865          1994
Neuberger Berman               20.316082          26.782503             31.83%             2,866          1999
Advisers Management            18.349145          20.316082             10.72%             2,916          1998
Trust-Balanced                 15.563120          18.349145             17.90%             3,132          1997
Portfolio - NQ                 14.753402          15.563120              5.49%             5,995          1996
                               12.077573          14.753402             22.16%             6,434          1995
                               12.661508          12.077573             -4.61%             7,065          1994